UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT


                 Pursuant to Section 13 or 15 (d) of Securities
                  Exchange Act of 1934 Date of Report (Date of
                   earliest event reported) February 17, 2005


                         Commission File No.33-55254-42
                                            -----------


                        QUANTITATIVE METHODS CORPORATION
        (Exact name of small business issuer as specified in its charter)


           NEVADA                      33-55254-42             87-0485310
           ------                      -----------             ----------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
of incorporation)                                           Identification No.)


54 Chemin Seize Arpents, Morin Heights (Quebec) Canada         J0R 1H0
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(Address of principal executive offices)                   (Postal Code)


Issuer's telephone number, including area code:  (450) 226-2622
                                                 --------------


7575 Trans-Canada Highway, Suite 500, St-Laurent (Quebec) Canada    H4T 1V6
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(Former address, if changed since last report)


Check the appropriate box below if Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[]   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4 9c))



Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers


     On February 16, 2005, Mr. Bernard Bousseau resigned from Quantitative Methods Corporation as President and Director of the Company.

         In accordance with the bylaws of the Company, on February 17, 2005, the Board of Directors appointed Mr. Pierre C. Miron as its new President and Director until the next Annual Meeting of stockholders. Mr. Miron has been employed in the private sector since 2002 as a real estate portfolio manager and general manager for a weight loss franchise company. He was previously employed in the banking industry for close to 20 years where he held various positions ranging from International Internal Auditor to corporate finance director. At the present time, no agreements regarding compensation have been signed.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       QUANTITATIVE METHODS CORPORATION



Dated:  February 25, 2005              By: s\ Helga Leuthe
                                           ---------------
                                       Name:  HELGA LEUTHE
                                       Title:  Secretary/Treasurer and Director